Exhibit 99.2

Erie Indemnity Company
Consolidated Statements of Operations
(dollars in millions, except per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013
Revenues	(Unaudited)
Premiums earned	$1,382	$1,267	$5,344	$4,898
Net investment income	111	106	446	422
Net realized investment gains	89	270	193	771
Net impairment losses recognized in earnings	(3)	(3)	(4)	(13)
Equity in earnings of limited partnerships	2	49	113	161
Other income	8	8	32	32
Total revenues	1,589	1,697	6,124	6,271
Benefits and expenses
Insurance losses and loss expenses	863	896	3,958	3,467
Policy acquisition and underwriting expenses	349	331	1,336	1,237
Total benefits and expenses	1,212	1,227	5,294	4,704

Income from operations before income taxes and noncontrolling interest	377	470	830	1,567
Provision for income taxes	124	156	257	519
Net income	$253	$314	$573	$1,048

Less: Net income attributable to noncontrolling interest in consolidated entity – Exchange	227	278	405	885

Net income attributable to Indemnity	$26	$36	$168	$163

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$0.54	$0.75	$3.59	$3.46
Class A common stock – diluted	$0.48	$0.67	$3.18	$3.08
Class B common stock – basic	$81	$113	$539	$520
Class B common stock – diluted	$81	$113	$538	$519

Weighted average shares outstanding attributable to Indemnity – Basic
Class A common stock	46,189,068	46,520,232	46,247,876	46,660,651
Class B common stock	2,542	2,542	2,542	2,542

Weighted average shares outstanding attributable to Indemnity – Diluted
Class A common stock	52,601,010	52,715,338	52,616,234	52,855,757
Class B common stock	2,542	2,542	2,542	2,542

Dividends declared per share
Class A common stock	$0.6810	$0.6350	$2.5860	$2.4125
Class B common stock	$102.1500	$95.2500	$387.9000	$361.8750

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Three months ended December 31,		Three months ended December 31,		Three months ended December 31,		Three months ended December 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Management operations:
Management fee revenue, net	$329	$301	$—	$—	$(329)	$(301)	$—	$—
Service agreement revenue	8	8	—	—	—	—	8	8
Total revenue from management operations	337	309	—	—	(329)	(301)	8	8
Cost of management operations	302	268	—	—	(302)	(268)	—	—
Income from management operations before taxes	35	41	—	—	(27)	(33)	8	8
Property and casualty insurance operations:
Net premiums earned	—	—	1,361	1,247	—	—	1,361	1,247
Losses and loss expenses	—	—	843	870	(2)	(1)	841	869
Policy acquisition and underwriting expenses	—	—	370	355	(31)	(36)	339	319
Income from property and casualty insurance operations before taxes	—	—	148	22	33	37	181	59
Life insurance operations: (1)
Total revenue	—	—	48	53	(1)	0	47	53
Total benefits and expenses	—	—	32	39	0	0	32	39
Income from life insurance operations before taxes	—	—	16	14	(1)	0	15	14
Investment operations: (1)
Net investment income	4	4	87	82	(5)	(4)	86	82
Net realized gains on investments	0	0	88	261	—	—	88	261
Net impairment losses recognized in earnings	0	0	(3)	(3)	—	—	(3)	(3)
Equity in (losses) earnings of limited partnerships	(2)	9	4	40	—	—	2	49
Income from investment operations before taxes	2	13	176	380	(5)	(4)	173	389
Income from operations before income taxes and noncontrolling interest	37	54	340	416	—	—	377	470
Provision for income taxes	11	18	113	138	—	—	124	156
Net income	$26	$36	$227	$278	$—	$—	$253	$314

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Twelve months ended December 31,		Twelve months ended December 31,		Twelve months ended December 31,		Twelve months ended December 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Management operations:
Management fee revenue, net	$1,376	$1,266	$—	$—	$(1,376)	$(1,266)	$—	$—
Service agreement revenue	31	31	—	—	—	—	31	31
Total revenue from management operations	1,407	1,297	—	—	(1,376)	(1,266)	31	31
Cost of management operations	1,184	1,088	—	—	(1,184)	(1,088)	—	—
Income from management operations before taxes	223	209	—	—	(192)	(178)	31	31
Property and casualty insurance operations:
Net premiums earned	—	—	5,260	4,820	—	—	5,260	4,820
Losses and loss expenses	—	—	3,859	3,365	(6)	(5)	3,853	3,360
Policy acquisition and underwriting expenses	—	—	1,502	1,387	(204)	(187)	1,298	1,200
(Loss) income from property and casualty insurance operations before taxes	—	—	(101)	68	210	192	109	260
Life insurance operations: (1)
Total revenue	—	—	192	192	(2)	(2)	190	190
Total benefits and expenses	—	—	143	144	0	0	143	144
Income from life insurance operations before taxes	—	—	49	48	(2)	(2)	47	46
Investment operations: (1)
Net investment income	16	15	350	325	(16)	(12)	350	328
Net realized gains on investments	1	1	183	753	—	—	184	754
Net impairment losses recognized in earnings	0	0	(3)	(12)	—	—	(3)	(12)
Equity in earnings of limited partnerships	11	22	101	138	—	—	112	160
Income from investment operations before taxes	28	38	631	1,204	(16)	(12)	643	1,230
Income from operations before income taxes and noncontrolling interest	251	247	579	1,320	—	—	830	1,567
Provision for income taxes	83	84	174	435	—	—	257	519
Net income	$168	$163	$405	$885	$—	$—	$573	$1,048

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Reconciliation of Operating Income to Net Income

Reconciliation of operating income to net income

We disclose operating income, a non-GAAP financial measure, to enhance our investors’ understanding of our performance related to the Indemnity shareholder interest.  Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as net income excluding realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations.  It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses.  Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations.  We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest:

	Indemnity Shareholder Interest
	Three months ended December 31,		Twelve months ended December 31,
(in millions, except per share data)	2014	2013	2014	2013
	(Unaudited)
Operating income attributable to Indemnity	$26	$36	$167	$162
Net realized gains and impairments on investments	0	0	1	1
Income tax expense	0	0	0	0
Realized gains and impairments, net of income taxes	0	0	1	1
Net income attributable to Indemnity	$26	$36	$168	$163

Per Indemnity Class A common share-diluted:
Operating income attributable to Indemnity	$0.48	$0.67	$3.17	$3.07
Net realized gains and impairments on investments	0.00	0.00	0.02	0.01
Income tax expense	0.00	0.00	(0.01)	0.00
Realized gains and impairments, net of income taxes	0.00	0.00	0.01	0.01
Net income attributable to Indemnity	$0.48	$0.67	$3.18	$3.08

Erie Indemnity Company
Consolidated Statements of Financial Position
(in millions)

	December 31, 2014	December 31, 2013

Assets
Investments – Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$564	$526
Equity securities	25	50
Limited partnerships	113	146
Other invested assets	1	1
Investments – Exchange
Available-for-sale securities, at fair value:
Fixed maturities	9,007	8,162
Equity securities	850	819
Trading securities, at fair value	3,223	3,202
Limited partnerships	866	940
Other invested assets	20	20
Total investments	14,669	13,866

Cash and cash equivalents (Exchange portion of $422 and $403, respectively)	514	452
Premiums receivable from policyholders – Exchange	1,281	1,167
Reinsurance recoverable – Exchange	161	172
Deferred income taxes – Indemnity	37	2
Deferred acquisition costs – Exchange	595	566
Other assets (Exchange portion of $374 and $337, respectively)	501	451
Total assets	$17,758	$16,676

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Other liabilities	$611	$476
Exchange liabilities
Losses and loss expense reserves	3,853	3,747
Life policy and deposit contract reserves	1,812	1,758
Unearned premiums	2,834	2,598
Deferred income taxes	490	450
Other liabilities	175	97
Total liabilities	9,775	9,126

Indemnity's shareholders’ equity	703	734

Noncontrolling interest in consolidated entity – Exchange	7,280	6,816
Total equity	7,983	7,550
Total liabilities, shareholders’ equity and noncontrolling interest	$17,758	$16,676